MMA Capital Management Announces Third Quarter 2014 Financial Results, Business Update and Investor Conference Call

BALTIMORE, Nov. 10, 2014 /PRNewswire/ -- MMA Capital Management, LLC (NASDAQ: MMAC) ("MMA Capital" or "the Company") today reported financial results for the quarter ended September 30, 2014, including common shareholders' equity of $81.4 million, or $11.08 per common share. The Company anticipates filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the "Third Quarter 2014 Report") with the Securities and Exchange Commission ("SEC") on November 12, 2014 and will hold an investor call on November 14, 2014 at 8:30 a.m. ET.

The Company reported an increase to common shareholders' equity of $8.0 million for the quarter to $81.4 million at September 30, 2014 from $73.4 million at June 30, 2014 and an increase in equity per share of $1.39 to $11.08 at September 30, 2014 from $9.69 at June 30, 2014. The vast majority of the Company's growth in equity per share was due to comprehensive income for the third quarter of $10.0 million largely due to unrealized gains on the bond portfolio, income from operations and gains on real estate sales.

During the third quarter, the Company generated positive cash flows from operating activities of $3.7 million bringing net cash generated by operating activities to $0.4 million for the nine months ended September 30, 2014. During the third quarter cash flows provided by investing activities of $32.7 million, largely driven by real estate sales and a release of restricted cash, were more than offset by $33.5 million of cash used in financing activities, primarily debt repayments.

Business Update

Michael Falcone MMA Capital's Chief Executive Officer stated, "We are generally pleased with our progress in the third quarter and so far in the fourth quarter. Across our US Operations credit quality is stable or improving, while bond sales and restructurings have generated significant value. We are excited about the recent transaction with Morrison Grove and believe it will create value for the Company over the coming years. Internationally, we achieved the first closing of our second multi-investor fund in the third quarter and had an additional close in the fourth quarter. At the corporate level we are happy to have achieved a listing on the NASDAQ exchange. In the third quarter we bought back over 240,000 shares, and our Board has recently expanded and extended our buyback plan and approved a 10b5-1 share purchase plan. We will be buying stock at prices up to our GAAP diluted common equity per share of $11.01 at September 30, 2014. The task ahead of us remains clear, we need to wisely reinvest the cash we have generated from asset sales in ways that allow us to take advantage of our net operating losses going forward. We see both investment and business opportunities which we think will allow us to make prudent use of our cash and help us build and expand our existing business lines."

Additional Financial Information

Additional financial information is reflected on Exhibits A and B and will be used during the Company's upcoming conference call. Exhibit A is a non-GAAP presentation that provides an Adjusted Balance Sheet showing on a deconsolidated basis the assets and liabilities that underlie the Company's reported common shareholders' equity at September 30, 2014 and December 31, 2013. Exhibit B is a non-GAAP presentation that provides an Adjusted Statement of Comprehensive Income that is a direct attribution of the Company's operating activities that are reported through the collection of the following line items within the Company's GAAP financial statements: Revenue from consolidated funds and ventures ("CFVs"); Expenses from CFVs; Net gains related to CFVs; Equity in losses from Lower Tier Property Partnerships ("LTPPs") of CFVs; Net losses (income) allocable to noncontrolling interests in CFVs and IHS, and Income from discontinued operations, net of tax.

These non-GAAP measures are used by management and are disclosed in addition to the Third Quarter 2014 Report to provide investors a tool to more easily understand the Company's operating results and financial position. Exhibit C reconciles the non-GAAP historical presentation contained in Exhibit A to the Company's GAAP Consolidated Balance Sheets contained in the Company's Third Quarter 2014 Report. Exhibit D reconciles the non-GAAP presentation contained in Exhibit B to the Company's Consolidated Statements of Operations contained in the Company's Third Quarter 2014 Report.

Conference Call Information

The Company plans to host a conference call on Friday, November 14, 2014 at 8:30 a.m. ET to provide a business update and review financial results for the quarter ended September 30, 2014. The conference call will be webcast. All interested parties are welcome to join the live webcast, which can be accessed through the Company's web site at www.mmacapitalmanagement.com, under Investor Relations. Participants may also join the conference call by dialing toll free 1-888-346-6987 or 1-412-902-4268 for international participants and 1-866-605-3851 for Canadian participants.

An archived replay of the event will be available one hour after the event through 9:00 a.m. on November 22, 2014, toll free at 1-877-344-7529, or 1-412-317-0088 for international participants and 1-855-669-9658 for Canadian participants (Passcode: 10056048).

Upon filing, the Third Quarter 2014 Report will be posted to MMA Capital's web site at www.mmacapitalmanagement.com, under Investor Relations, and will be available at the SEC's web site at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Release. These factors include changes in market conditions that affect the willingness of potential investors or lenders to provide us with debt or equity, changes in market conditions that affect the value or marketability of assets we own, changes in market conditions or other factors that affect our access to cash that we may need to meet our commitments to other persons, changes in interest rates or other conditions that affect the value of mortgage loans we have made, changes in interest rates that affect our cost of funds, tax laws, environmental laws or other conditions that affect the value of the real estate underlying mortgage loans we own, and changes in tax laws or other things beyond our control that affect the tax benefits available to us and our investors. Readers are cautioned not to place undue reliance on forward-looking statements. We have not undertaken to update any forward-looking statements in this Release.

MMA CAPITAL: INTEGRITY. INNOVATION. SERVICE.

www.mmacapitalmanagement.com

EXHIBIT A
MMA Capital Management, LLC Adjusted Balance Sheets (unaudited)

(in thousands, except per share data)		Adjusted Balance Sheet September 30, 2014	Adjusted Balance Sheet December 31, 2013
	ASSETS
1	Cash and cash equivalents	$46,607	$66,794
2	Adjusted restricted cash(1)	24,482	35,006
3	Adjusted bonds available-for-sale(1)	310,085	243,077
4	Adjusted investment in SA Fund and SA Partnership(1)	5,729	4,821
5	Adjusted real estate held-for-use, net(1)	24,360	24,532
6	Real estate held-for-sale, net	11,693	24,090
7	Investment in preferred stock	31,371	31,371
8	Adjusted other assets(1)	24,553	18,111
9	Total assets	$478,880	$447,802
	LIABILITIES AND EQUITY
10	Adjusted debt(1)	$369,122	$350,361
11	Accounts payable and accrued expenses	4,895	8,723
12	Adjusted deferred revenue(1)	16,066	18,846
13	Adjusted other liabilities(1)	7,784	6,174
14	Total liabilities	$397,867	$384,104
	Equity:
15	Adjusted noncontrolling interests in CFVs and IHS(1)	$(397)	$(1,648)
	Common shareholders' equity:
16	Adjusted common shares, no par value(1)	42,057	28,687
17	Adjusted accumulated other comprehensive income(1)	39,353	36,659
18	Total common shareholders' equity	81,410	65,346
19	Total equity	81,013	63,698
20	Total liabilities and equity	$478,880	$447,802
	Common shareholders' equity per share
21	Total common shareholders' equity	$81,410	$65,346
22	Common shares outstanding(2)	7,345	8,112
23	Common shareholders' equity per common share	$11.08	$8.06
	Fully diluted common shareholders' equity per share
24	Diluted common shareholders' equity(3)	$84,358	$67,046
25	Diluted common shares outstanding(4)	7,663	8,412
26	Fully diluted common shareholders' equity per common share	$11.01	$7.97

(1)	Indicates a non-GAAP financial measure. See Exhibit C for a reconciliation between the
Adjusted Balance Sheet at September 30, 2014 and December 31, 2013, as presented above, and the Consolidated Balance Sheets included with the Company's Third Quarter 2014 Report. Rows not indicated by the footnote reflect amounts as presented on the Company's Consolidated Balance
Sheets included with the Company's Third Quarter 2014 Report.
(2)	Includes shares issued and outstanding as well as non-employee directors' and employee vested deferred shares.
(3)	Excludes the Company's liability for options and deferred shares held by employees unless they are contingent upon a certain share price that has not yet been achieved ($2.8 million and $0.1 million at September 30, 2014 and $1.6 million and $0.1 million at December 31, 2013).
(4)	Includes the common stock equivalents associated with unvested share awards as well as in-
the-money option awards unless they are contingent upon a certain share price that has not yet been achieved. The common stock equivalents (and gross share awards outstanding) were 0.3 million (0.4 million) at September 30, 2014 and December 31, 2013.

EXHIBIT B
MMA Capital Management, LLC Adjusted Statements of Comprehensive Income

		For the three months ended September 30,		For the nine months ended September 30,
	(in thousands, unaudited)	2014	2013	2014	2013
1	Adjusted bond interest income(1)	$7,196	$4,484	$16,921	$37,565
2	Income on preferred stock investment	1,326	1,326	3,935	3,935
3	Adjusted asset management fees (1)	3,638	1,079	6,171	3,211
4	Adjusted other income(1)	900	784	2,155	1,784
5	Total income	13,060	7,673	29,182	46,495

6	Adjusted interest expense(1)	(4,324)	(5,972)	(13,889)	(37,975)
7	Adjusted operating expenses(1)	(5,982)	(5,985)	(18,019)	(23,287)
8	Total expense	(10,306)	(11,957)	(31,908)	(61,262)

9	Adjusted net gains on assets and derivatives(1)	7,414	76,513	7,700	79,183
10	Net gains (losses) on early extinguishment of liabilities	1,476	(84)	1,878	36,179
11	Adjusted net gains on sale of real estate(1)	2,377	120	17,688	4,081
12	Net gains due to real estate consolidation and foreclosure	−	2,411	2,003	10,895
13	Adjusted other net losses (1)	(1,757)	(1,237)	(3,420)	(4,738)
14	Adjusted income tax (expense) benefit(1)	(471)	(123)	(171)	1,309
15	Net income to common shareholders	$11,793	$73,316	$22,952	$112,142

16	Adjusted total other comprehensive (loss) income to common shareholders(1)	(1,824)	(83,050)	2,694	(102,831)
17	Comprehensive income to common shareholders	$9,969	$(9,734)	$25,646	$9,311

(1)

Indicates a non-GAAP financial measure. See Exhibit D for a reconciliation between the adjusted measures presented above and the Consolidated Statements of Operations included with the Company's Third Quarter 2014 Report.

EXHIBIT C
MMA Capital Management, LLC Reconciliation of Adjusted Balance Sheet September 30, 2014

(in thousands, unaudited)		GAAP Balance Sheet		CFVs		TRS Derivatives Reclassifications(7)		Line Item Reclassifications(8)	Adjusted Balance Sheet
	ASSETS
1	Cash and cash equivalents	$46,607	$	−	$	−	$	−	$46,607
2	Adjusted restricted cash	65,456		(40,974) (1)		−		−	24,482
3	Adjusted bonds available-for-sale	171,094		47,761 (2)		91,230		−	310,085
4	Adjusted investments in Lower Tier Property Partnerships related to CFVs	248,811		(248,811) (1)		−		−	−
5	Adjusted SA Fund investments	165,760		(165,760) (1)		−		−	−
6	Adjusted investment in SA Fund and SA Partnership	−		3,750 (3)		−		1,979	5,729
7	Adjusted real estate held-for-use, net	96,928		(78,836) (1)		−		6,268	24,360
8	Real estate held-for-sale, net	11,693		−		−		−	11,693
9	Investment in preferred stock	31,371		−		−		−	31,371
10	Adjusted other assets	54,159		(20,333) (4)		(1,026)		(8,247)	24,553
11	Total assets	$891,879		$(503,203)		$90,204	$	−	$478,880
	LIABILITIES AND EQUITY
12	Adjusted debt	$348,305		$(69,564) (1)		$90,381	$	−	$369,122
13	Accounts payable and accrued expenses	4,895		−		−		−	4,895
14	Adjusted unfunded equity commitments to Lower Tier Property Partnerships related to CFVs	9,597		(9,597) (1)		−		−	−
15	Adjusted deferred revenue	−		14,004 (5)		−		2,062	16,066
16	Adjusted other liabilities	14,859		(4,836) (1)		(177)		(2,062)	7,784
17	Total liabilities	$377,656		$(69,993)		$90,204	$	−	$397,867
	Equity:
18	Adjusted noncontrolling interests in CFVs and IHS	$432,813		$(433,210) (6)	$	−	$	−	$(397)
	Common shareholders' equity:
19	Adjusted common shares, no par value	42,906		−		(849)		−	42,057
20	Adjusted accumulated other comprehensive income	38,504		−		849		−	39,353
21	Total common shareholders' equity	81,410		−		−		−	81,410
22	Total equity	514,223		(433,210)		−		−	81,013
23	Total liabilities and equity	$891,879		$(503,203)		$90,204	$	−	$478,880

(1)	Each of these adjustments are reflected on the Company's Consolidated Balance Sheets included with the Third Quarter 2014 Report and denoted as balances related to CFVs.
(2)

Represents the carrying basis of the bonds eliminated in consolidation.  This amount excludes $0.7 million of net unrealized losses occurring since consolidation that have not been reflected in the Company's common shareholders' equity given that the Company is required to consolidate and account for the real estate.

(3)	Represents the Company's equity investment in the SA Fund that it manages that was eliminated in consolidation.
(4)

Represents the removal of $23.3 million of other assets related to CFVs as denoted on the Company's Consolidated Balance Sheets, partially offset by other assets attributable to the Company that were eliminated in consolidation of $3.0 million.

(5)

Represents deferred revenue attributable to the Company that was eliminated in consolidation (primarily related to unamortized guarantee fees that the Company received in connection with its low income housing tax credit funds ("LIHTC Funds")).

(6)

Represents the amount of noncontrolling interest attributable to the Company's consolidated LIHTC Funds, SA Fund and Lower Tier Property Partnerships. It does not include the noncontrolling interest attributable to IHS.

(7)

These adjustments reflect the removal of derivative assets and liabilities reported through Other assets and Other liabilities on the Company's Consolidated Balance Sheets associated with Total Return Swaps ("TRS") which finance specific bonds, as well as the addition of these bonds and their related debt.  Additionally, the net gains associated with these derivatives have been removed from common shareholders' equity and included within accumulated other comprehensive income.

(8)	These adjustments represent the reclassification of certain assets and liabilities on the Company's Consolidated Balance Sheets to better align with the Company's Adjusted Balance Sheet.

EXHIBIT C, continued
MMA Capital Management, LLC Reconciliation of Adjusted Balance Sheet December 31, 2013

(in thousands, unaudited)		GAAP Balance Sheet		CFVs	Line Item Reclassifications(7)	Adjusted Balance Sheet
	ASSETS
1	Cash and cash equivalents	$66,794	$	−	−	$66,794
2	Adjusted restricted cash	87,903		(52,897)(1)	−	35,006
3	Adjusted bonds available-for-sale	195,332		47,745(2)	−	243,077
4	Adjusted investments in Lower Tier Property Partnerships related to CFVs	286,007		(286,007)(1)	−	−
5	Adjusted SA Fund investments	158,325		(158,325)(1)	−	−
6	Adjusted investment in SA Fund and SA Partnership	−		3,627(3)	1,194	4,821
7	Adjusted real estate held-for-use, net	120,576		(102,314)(1)	6,270	24,532
8	Real estate held-for-sale, net	24,090		−	−	24,090
9	Investment in preferred stock	31,371		−	−	31,371
10	Adjusted other assets	44,960		(19,385)(4)	(7,464)	18,111
11	Total assets	$1,015,358		$(567,556)	−	$447,802
	LIABILITIES AND EQUITY
12	Adjusted debt	$441,963		$(91,602)(1)	−	$350,361
13	Accounts payable and accrued expenses	8,723		−	−	8,723
14	Adjusted unfunded equity commitments to Lower Tier Property Partnerships related to CFVs	13,461		(13,461)(1)	−	−
15	Adjusted deferred revenue	−		16,711(5)	2,135	18,846
16	Adjusted other liabilities	12,352		(4,043)(1)	(2,135)	6,174
17	Total liabilities	$476,499		$(92,395)	−	$384,104
	Equity:
18	Adjusted noncontrolling interests in CFVs and IHS	$473,513		$(475,161)(6)	−	$(1,648)
	Common shareholders' equity:
19	Adjusted common shares, no par value	28,687		−	−	28,687
20	Adjusted accumulated other comprehensive income	36,659		−	−	36,659
21	Total common shareholders' equity	65,346		−	−	65,346
22	Total equity	538,859		(475,161)	−	63,698
23	Total liabilities and equity	$1,015,358		$(567,556)	−	$447,802

(1)	Each of these adjustments are reflected on the Company's Consolidated Balance Sheets included with the Third Quarter 2014 Report and denoted as balances related to CFVs.
(2)

Represents the carrying basis of the bonds eliminated in consolidation.  This amount excludes $2.5 million of net unrealized gains occurring since consolidation that have not been reflected in the Company's common shareholders' equity given that the Company is required to consolidate and account for the real estate.

(3)	Represents the Company's equity investment in the SA Fund that it manages that was eliminated in consolidation.
(4)

Represents the removal of $23.7 million of other assets related to CFVs as denoted on the Company's Consolidated Balance Sheets, partially offset by other assets attributable to the Company that were eliminated in consolidation of $4.3 million.

(5)

Represents deferred revenue attributable to the Company that was eliminated in consolidation (primarily related to unamortized guarantee fees that the Company received in connection with its LIHTC Funds).

(6)

Represents the amount of noncontrolling interest attributable to the Company's consolidated LIHTC Funds, SA Fund and Lower Tier Property Partnerships. It does not include the noncontrolling interest attributable to IHS.

(7)	These adjustments represent the reclassification of certain assets and liabilities on the Company's Consolidated Balance Sheets to better align with the Company's Adjusted Balance Sheet.

EXHIBIT D
MMA Capital Management, LLC Reconciliation of Adjusted Statements of Comprehensive Income
	(in thousands, unaudited)	For the three months ended September 30,		For the nine months ended September 30, 2014
	Adjusted Bond Interest Income	2014	2013	2014	2013
1	Interest on bonds on the Consolidated Statements of Operations ("Income Statement")	$5,240	$4,215	$13,029	$34,677
2	Reported through Net gains on assets and derivatives on the Income Statement	1,358	−	2,183	−
3	Note 14 - Discontinued Operations - Interest income	−(b)	61(b)	185(b)	1,174(b)
4	Note 15 - CFVs - Interest income	598(a)	208(a)	1,524(a)	1,714(a)
5	Total	$7,196	$4,484	$16,921	$37,565
	Adjusted Asset Management Fees
6	Note 15 - CFVs - Asset management fees	$1,844(a)	$888(a)	$3,514(a)	$2,629(a)
7	Reported through Other income on the Income Statement	1,794	191	2,657	582
8	Total	$3,638	$1,079	$6,171	$3,211
	Adjusted Other Income
9	Interest on loans and short-term investments on the Income Statement	$208	$166	$569	$500
10	Reported through Other income on the Income Statement	692	618	1,586	1,284
11	Total	$900	$784	$2,155	$1,784
	Adjusted Interest Expense
12	Total interest expense on the Income Statement	$526	$2,199	$2,674	$22,213
13	Interest expense on the Income Statement (reported through Operating and other expenses)	3,400	3,628	10,462	11,374
14	Income allocable to perpetual preferred shareholders on the Income Statement	−	36	−	3,714
15	Reported through Net gains on assets and derivatives on the Income Statement	398	109	753	674
16	Total	$4,324	$5,972	$13,889	$37,975
	Adjusted Operating Expenses
17	Salaries and benefits on the Income Statement	$2,973	$2,895	$9,398	$10,045
18	General and administrative on the Income Statement	737	1,102	2,594	3,528
19	Professional fees on the Income Statement	1,507	1,375	3,872	6,777
20	Reported through Other expenses on the Income Statement	765	613	2,155	2,937
21	Total	$5,982	$5,985	$18,019	$23,287
	Adjusted Net Gains on Assets and Derivatives
22	Net gains on assets and derivatives on the Income Statement	$9,193	$76,404	$9,979	$78,509
23	Interest on derivatives reported through Adjusted Bond Interest Income above	(1,358)	−	(2,183)	−
24	Interest on derivatives reported through Adjusted Interest Expense above	398	109	753	674
25	Net gains on derivatives reported through Adjusted Total Other Comprehensive (Loss) Income to Common Shareholders below	(819)	−	(849)	−
26	Total	$7,414	$76,513	$7,700	$79,183

	(in thousands, unaudited)	For the three months ended September 30,		For the nine months ended September 30,
	Adjusted Net Gains on Sale of Real Estate	2014	2013	2014	2013
27	Note 14 - Discontinued Operations - Net gains on disposal of REO	$2,368(b)	$95(b)	$17,671b)	$176(b)
28	Note 14 - Discontinued Operations - Net gains on redemption of bonds	9(b)	25(b)	17(b)	3,905(b)
29	Total	$2,377	$120	$17,688	$4,081
	Adjusted Other Net Losses
30	Reported through Other expenses on the Income Statement	$(493)	$(565)	$(1,012)	$(2,028)
31	Impairment on bonds on the Income Statement	(113)	(939)	(113)	(1,772)
32	Net loan loss on the Income Statement	(751)	(5)	(751)	(5)
33	Note 14 - Discontinued Operations - Other income	83(b)	404(b)	1,398(b)	1,186(b)
34	Note 14 - Discontinued Operations - Other expense	(5)(b)	(246)(b)	(1,180)(b)	(1,161)(b)
35	Note 15 - CFVs - Guarantee fees	331(a)	331(a)	993(a)	993(a)
36	Note 15 - CFVs - Equity in losses from LTPPs	(277)(a)	(384)(a)	(2,187)(a)	(2,821)(a)
37	Note 15 - CFVs - Equity in income from SA Fund	246(a)	152(a)	388(a)	643(a)
38	Note 15 - CFVs - Other expense	(778)(a)	(125)(a)	(1,033)(a)	(262)(a)
39	Equity in income from IHS reported through an allocation of income	−(a)	140(a)	77(a)	489(a)
40	Total	$(1,757)	$(1,237)	$(3,420)	$(4,738)
	Adjusted Income Tax (Expense) Benefit
41	Income tax (expense) benefit on the Income Statement	$(1,919)	$(123)	$(171)	$1,309
42	Note 14 - Discontinued Operations - Income tax benefit	1,448(b)	−	−	−
43	Total	$(471)	$(123)	$(171)	$1,309
	Adjusted Total Other Comprehensive (Loss) Income to Common Shareholders
44	Other comprehensive (loss) income to allocable to common shareholders on the Consolidated Statements of Comprehensive Income	$(2,643)	$(83,050)	$1,845	$(102,831)
45	Reported through Net gains on assets and derivatives on the Income Statement	819	−	849	−
46	Total	$(1,824)	$(83,050)	$2,694	$(102,831)
	Activity Related to CFVs
47	Revenue from CFVs on the Income Statement	$3,841	$7,029	$14,501	$16,149
48	Expenses from CFVs on the Income Statement	(17,296)	(14,377)	(41,604)	(39,214)
49	Net gains related to CFVs on the Income Statement	12,627	3,812	16,779	27,732
50	Equity in losses from LTPPs of CFVs on the Income Statement	(4,346)	(6,343)	(18,812)	(20,129)
51	Net losses allocable to noncontrolling interest in CFVs and IHS - continuing operations on the Income Statement	7,138	11,089	32,412	18,847
52	Total	$1,964	$1,210	$3,276	$3,385
53	Sum of note (a) line items	$1,964	$1,210	$3,276	$3,385
	Discontinued operations
54	Income from discontinued operations, net of tax on the Income Statement	$3,903	$371	$17,941	$6,524
55	Net losses (income) allocable to noncontrolling interests in CFVs and IHS - discontinued operations on the Income Statement	−	(32)	150	(1,244)
56	Total	$3,903	$339	$18,091	$5,280
57	Sum of note (b) line items	$3,903	$339	$18,091	$5,280

CONTACT: Brooks Martin, Investor Relations, (855) 650-6932